FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                       ________________________________________

          This Amendment (this "Amendment"), dated as of January 21, 1999, is by and between American Italian Pasta Company, a Delaware corporation (the "Employer"), and David B. Potter, an individual (the "Employee"). Capitalized terms not defined herein shall have the meaning given them in the Agreement (as defined below).

          Whereas, Employer and Employee are parties to an Employment Agreement, dated as of September 22, 1997 (the "Agreement"), and Employer and Employee desire to amend the Agreement as herein provided, the parties, in consideration of the mutual promises herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows.

          1.   Amendment of Section 7.5 of the Agreement.  The last sentence  of
     Section 7.5 of the Agreement is hereby replaced in its entirety with the following.

          Notwithstanding anything to the contrary herein or in the Plan, all of the stock options awarded to Employee under the Potter Option Agreements and subsequent stock option grants immediately vest (i) upon a termination by Employee for Good Reason, or (ii) upon a Change of Control, at and to the extent of Employee's choice.

          2.   Agreement Continued  in Effect.   Except  as amended  hereby, the
     Agreement shall remain in force in accordance with its terms.

          3. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Missouri, without regard to its conflicts of law rules. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Amendment shall be effective upon the date hereof.

          In witness whereof, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                   AMERICAN ITALIAN PASTA COMPANY


     /s/ David B. Potter           By: /s/ Timothy S. Webster, President